UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 --------------

      Date of Report (Date of earliest event reported): September 30, 2005

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                     Internet Architecture HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

       DELAWARE                         001-15701                 13-5674085
(State or other jurisdiction     Commission File Number         (I.R.S. Employer
   of incorporation)                                        Identification No.)
                                 --------------

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
                         (Registrant's telephone number,
                              including area code)
                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events

As a result of the merger of Symantec Corp. (NASDAQ: "SYMC") and Veritas Software Corporation (NASDAQ: "VRTS"), a constituent of the Internet Architecture HOLDRS Trust, Symantec Corp. replaced Veritas Software Corporation as an underlying security of the Internet Architecture HOLDRS Trust. For the
0.893 shares of Veritas Software Corporation per 100 share round lot of Internet Architecture HOLDRS, The Bank of New York received 1.0039106 shares of Symantec Corp.

Item 9.01.        Financial Statements and Exhibits

                  (c)   Exhibits

                        99.1 Internet Architecture HOLDRS Trust Prospectus Supplement dated September 30, 2005 to Prospectus dated October 25, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH, PIERCE, FENNER & SMITH
                                           INCORPORATED


Date:  November 9, 2005                 By: /s/ Satyanarayan R. Chada
                                            -------------------------------
                                            Name:  Satyanarayan R. Chada
                                            Title: First Vice President


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


                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Internet Architecture HOLDRS Trust Prospectus Supplement dated September
       30, 2005 to Prospectus dated October 25, 2004.



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